1290 FUNDS®

1290 Convertible Securities Fund – Class A, I and R Shares

SUPPLEMENT DATED OCTOBER 6, 2015 TO THE SUMMARY PROSPECTUS DATED JULY 1, 2015

This Supplement updates certain information contained in the Summary Prospectus of the 1290 Convertible Securities Fund (“Fund”), a series of 1290 Funds (“Trust”), dated July 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the Fund.

Effective immediately, Elliot B. Stiefel no longer serves as a member of the management team of the Fund. References to Elliot B. Stiefel in the section of the Summary Prospectus entitled “Who Manages the Fund – Sub-Adviser: Palisade Capital Management, L.L.C. – Portfolio Managers” hereby are deleted in their entirety.